Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2018
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Cash and Cash Equivalents

Note 5. Cash and Cash Equivalents

Includes cash on hand and in bank deposits and cash equivalents, which are short-term, highly liquid investments that are readily convertible to known amounts of cash and are subject to an insignificant risk of changes in value, with a maturity date of three months or less at their acquisition date. Cash and cash equivalents at the end of the reporting period as shown in the consolidated statements of financial position and cash flows is comprised of the following:

	December 31, 2018		December 31, 2017
Cash and bank balances	Ps.	31,768	Ps.	73,774
Cash equivalents (see Note 3.5)		30,279		23,170

	Ps.	62,047	Ps.	96,944

As explained in Note 3.3, the cash and cash equivalents balances of the Company included cash held by deconsolidated entity in Venezuela. As of December 31, 2017, the cash and cash equivalents balances in the Venezuela subsidiaries were Ps. 170.